Exhibit 99.1

Alabama National BanCorporation Announces Second Quarter 2004 Earnings

    BIRMINGHAM, Ala.--(BUSINESS WIRE)--July 13, 2004--Alabama National BanCorporation ("ANB") (NASDAQ/NM:ALAB) today announced record earnings for the quarter ended June 30, 2004.
    For the quarter, ANB reported earnings of $13.2 million, up 30.3% from the 2003 second quarter. Diluted earnings per share of $0.84 were up 5.1% from the year ago quarter. Cash earnings per diluted share of $0.87 were up 7.7% from the 2003 second quarter. Second quarter 2004 return on average equity was 12.55% and return on average assets was 1.09%, compared to second quarter 2003 ratios of 16.51% and 1.15%, respectively. Average equity and average assets were both higher in the 2004 quarter by approximately $100.4 million in intangible assets associated with the Cypress and Indian River acquisitions completed during February 2004. Second quarter return on average tangible equity and return on average tangible assets were 18.52% and 1.13%, respectively.
    Net revenue, defined as net interest income plus noninterest income (excluding securities gains or losses and asset disposition gains or losses), grew to $58.9 million in the second quarter, up 15.5% from $51.0 million in the year ago quarter. Net revenue per diluted share was down 6.9% from the year ago quarter due to a 10.4% decline in noninterest income and an increase in the number of diluted shares outstanding. Within noninterest income, investment services revenue and revenue from the sale of mortgages declined 48.6% and 24.4%, respectively, from the record levels of the 2003 second quarter. Noninterest income (excluding securities gains or losses and asset disposition gains or losses) represented 32.7% of total second quarter 2004 net revenue as compared with 42.4% in the 2003 second quarter.
    Year-to-date earnings were $24.6 million, an increase of 24.7% over the $19.7 million in earnings reported for the same period in 2003. Diluted earnings per share for the 2004 six months of $1.64 were up 5.8% from the $1.55 reported in the 2003 six months. Cash earnings per diluted share were $1.70 for the 2004 six months, a 7.8% increase over the $1.58 earned in the first six months of 2003.
    "We are pleased to report the second quarter's results for Alabama National," said John H. Holcomb, III, Chairman and CEO. "We continue to be optimistic about the opportunities we face in our markets given our group of outstanding employees."
    ANB also announced on July 9, 2004 that it had completed its acquisition of Coquina Bank subsequent to the June 30, 2004 quarter-end. "We welcome the employees and customers of Coquina Bank to Alabama National," continued Holcomb. "We are excited about this market and our affiliation with these newest members of our team."
    Total assets at quarter end of $4.94 billion were up 26.9% from June 30, 2003's $3.89 billion, driven largely by the acquisitions of Cypress Bank and Indian River National Bank in the 2004 first quarter. In addition to the growth through acquisitions, the company's organic growth continued at a solid rate, with 12.6% annualized loan growth since year-end 2003 excluding the two first quarter acquisitions. Annualized loan growth for the second quarter was 7.9% over March 31, 2004 balances. Deposits grew 31.3% to $3.62 billion at June 30, 2004, compared to $2.75 billion at June 30, 2003, also largely due to the recent acquisitions. Quarter-end share owners' equity was $423.7 million, or $27.48 per share, and tangible book value per share was $18.63.
    During the second quarter, ANB recognized $186 thousand in net charge-offs, representing 0.02% of average loans on an annualized basis. On a year-to-date basis, net chargeoffs of $1.1 million represent a 0.07% annualized rate. Quarter-end nonperforming assets of $10.3 million were 0.32% of period end loans and other real estate. The allowance for loan losses covered nonperforming loans 523%.
    ANB is a bank holding company operating 83 banking locations through fourteen bank subsidiaries in Alabama, Florida and Georgia. Alabama subsidiaries include: Birmingham-based National Bank of Commerce (NBC), First American Bank in Decatur/Huntsville, Athens and Auburn/Opelika; First Citizens Bank in Talladega; Bank of Dadeville; Alabama Exchange Bank in Tuskegee and First Gulf Bank in Baldwin County. Florida subsidiaries are: Citizens & Peoples Bank, N.A. in Pensacola; Community Bank of Naples, N.A.; Millennium Bank in Gainesville; Public Bank in metropolitan Orlando; Cypress Bank in Palm Coast; Coquina Bank in Ormond Beach; and Indian River National Bank in Vero Beach. ANB has one subsidiary in Georgia, Georgia State Bank in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Brokerage services are provided to customers through NBC's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank.
    Alabama National BanCorporation common stock is traded on the NASDAQ National Market System under the symbol "ALAB."

    Conference Call Instructions

    Alabama National will discuss the 2004 second quarter results and its goals and general outlook for the remainder of the year in a conference call to be held Wednesday, July 14, 2004 at 9:00 a.m. Central Time.
    A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links: www.alabamanational.com, under "In The News," or www.viavid.net, on July 14, beginning at 9:00 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.
    Persons who do not have Internet access may dial 800-938-1464 to listen to the call at 9:00 a.m. Central Time on July 14. A telephonic replay will be available through August 13 by dialing 800-399-1393 and entering Conference ID number 8513013.

    This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). These "non-GAAP" financial measures are "net revenue" (net revenue per share), "cash earnings" (cash earnings per share), "tangible book value per share," "return on average tangible equity" and "return on average tangible assets." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Net revenue is defined as the sum of net interest income plus noninterest income, less any gains or losses from securities sales or asset dispositions. ANB's management believes this measure is useful as an indicator of the company's revenue-generating ability. Gains and losses from securities sales and asset dispositions are excluded from this figure because they are viewed as non-recurring and transactional in nature and could distort the measure. Net revenue per share is defined as net revenue divided by diluted shares outstanding. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value per share is defined as total equity reduced by recorded intangible assets divided by total common shares outstanding. This measure is important to many investors in the marketplace that are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing the tangible assets of the company. For companies such as Alabama National that have engaged in multiple business combinations purchase accounting requires the recording of significant amounts of goodwill related to such transactions. Return on average tangible equity is defined as annualized earnings for the period divided by average equity reduced by average goodwill and other intangible assets. Return on average tangible assets is defined as annualized earnings for the period divided by average assets reduced by average goodwill and other intangible assets. ANB's management includes these measures because it believes that they are important when measuring the Company's performance due to the amount of goodwill and other intangibles recorded in recent acquisitions, and these measures are used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation Table" in the attached schedules for a more detailed analysis of these non-GAAP performance measures.
    This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.


                    ALABAMA NATIONAL BANCORPORATION
                   (Unaudited Financial Highlights)
       (in thousands, except per share amounts and percentages)

                                        Three Months Ended
                                              June 30,
                                        ------------------- Percentage
                                             2004     2003  Change (b)
                                        ---------- -------- ----------

 Net interest income                      $39,634  $29,373       34.9%
 Noninterest income                        19,288   21,536      (10.4)
 Total revenue                             58,922   50,909       15.7
 Provision for loan and lease losses        1,278    1,424      (10.3)
 Noninterest expense                       37,612   34,337        9.5
 Net income before income taxes            20,032   15,148       32.2
 Income taxes                               6,788    4,984       36.2
 Net income                               $13,244  $10,164       30.3


 Weighted average common and common
  equivalent shares outstanding
    Basic                                  15,555   12,570       23.7%
    Diluted                                15,806   12,745       24.0

 Net income per common share
    Basic                                    $.85     $.81        5.3%
    Diluted                                   .84      .80        5.1

 Cash earnings (a)
    Total                                 $13,814  $10,339       33.6%
    Basic                                     .89      .82        8.0
    Diluted                                   .87      .81        7.7

 Cash dividends declared on
  common stock                             $.3125    $.285
 Return on average assets                    1.09%    1.15%
 Return on average tangible assets           1.13     1.16
 Return on average equity                   12.55    16.51
 Return on average tangible equity          18.52    18.15


                          Noninterest Income

 Service charge income                     $4,520   $3,491       29.5%
 Investment services income                 3,273    6,372      (48.6)
 Securities brokerage and trust income      4,197    3,905        7.5
 Origination and sale of mortgages          3,491    4,615      (24.4)
 Gain (loss) on disposal of assets             57      (82)        NM
 Securities gains                               -       34         NM
 Bank owned life insurance                    683      648        5.4
 Insurance commissions                        779      854       (8.8)
 Other                                      2,288    1,699       34.7
                                        ---------- --------
 Total noninterest income                 $19,288  $21,536      (10.4)
                                        ========== ========

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b) Percentage change based on actual not rounded values.
NM - Not meaningful


                                          Six Months Ended
                                             June 30,
                                         -----------------  Percentage
                                            2004     2003   Change (b)
                                         -------- -------- -----------

 Net interest income                     $74,304  $57,360        29.5%
 Noninterest income                       36,928   40,281        (8.3)
 Total revenue                           111,232   97,641        13.9
 Provision for loan and lease losses       2,506    2,515         (.4)
 Noninterest expense                      71,783   65,828         9.0
 Net income before income taxes           36,943   29,298        26.1
 Income taxes                             12,392    9,609        29.0
 Net income                              $24,551  $19,689        24.7

 Weighted average common and common
  equivalent shares outstanding
    Basic                                 14,751   12,546        17.6%
    Diluted                               14,994   12,717        17.9

 Net income per common share
    Basic                                  $1.66    $1.57         6.1%
    Diluted                                 1.64     1.55         5.8

 Cash earnings (a)
    Total                                $25,454  $20,032        27.1%
    Basic                                   1.73     1.60         8.1
    Diluted                                 1.70     1.58         7.8

 Cash dividends declared on
  common stock                             $.625     $.57
 Return on average assets                   1.09%    1.15%
 Return on average tangible assets          1.12     1.16
 Return on average equity                  12.80    16.36
 Return on average tangible equity         17.64    17.95


                          Noninterest Income

 Service charge income                           $8,331  $6,813  22.3%
 Investment services income                       7,180  11,532 (37.7)
 Securities brokerage and trust income            8,296   8,023   3.4
 Origination and sale of mortgages                6,033   7,949 (24.1)
 Gain (loss) on disposal of assets                   37     (33)   NM
 Securities gains                                     -      39    NM
 Bank owned life insurance                        1,410   1,368   3.1
 Insurance commissions                            1,737   1,638   6.0
 Other                                            3,904   2,952  32.2
                                                ------- --------
 Total noninterest income                       $36,928 $40,281  (8.3)
                                                ======= ========

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
(b) Percentage change based on actual not rounded values.
NM - Not meaningful


                                           June 30,
                                   -----------------------  Percentage
                                         2004        2003     Change
                                   ----------- ----------- -----------
 Total assets                      $4,939,449  $3,891,969        26.9%
 Earning assets                     4,454,150   3,437,754        29.6
 Securities (a)                     1,175,768     841,236        39.8
 Loans held for sale                   19,466      95,956       (79.7)
 Loans and leases, net of unearned
  income                            3,197,287   2,429,284        31.6
 Allowance for loan and lease
  losses                               43,484      35,595        22.2
 Deposits                           3,615,227   2,753,722        31.3
 Short-term borrowings                 31,333      59,150       (47.0)
 Long-term debt                       403,888     274,048        47.4
 Stockholders' equity                 423,670     268,916        57.5

 (a) Excludes trading securities


                        ASSET QUALITY ANALYSIS
                  (in thousands, except percentages)

                                        As of / For the Three Months
                                                     Ended
                                        June 30, March 31,  June 30,
                                          2004      2004       2003
                                        -------- --------- -----------
 Nonaccrual loans                        $8,307    $8,578      $6,652
 Restructured loans                           -         -           -
 Loans past due 90 days or more
  and still accruing                        -0-       -0-         -0-
 Total nonperforming loans                8,307     8,578       6,652
 Other real estate owned                  1,969     1,008       3,074
 Total nonperforming assets              10,276     9,586       9,726
 Total nonperforming assets as a
  percentage of period-end loans
  and other real estate (a)                0.32%     0.31%       0.40%
 Allowance for loan and lease losses     43,484    42,392      35,595
 Provision for loan and lease losses      1,278     1,228       1,424
 Loans charged off                        1,790     1,329         590
 Loan recoveries                          1,604       390         519
 Net loan and lease losses                  186       939          71
 Allowance for loan and lease losses as
  a percentage of period-end loans and
  leases (a)                               1.36%     1.35%       1.47%
 Allowance for loan and lease losses as
  a percentage of period-end
  nonperforming loans                    523.46    494.19      535.10
 Net losses to average loans and leases
  (annualized)                             0.02      0.13        0.01


                                            For the Six
                                           Months Ended
                                             June 30,
                                        ------------------  Percentage
                                           2004      2003     Change
                                        -------- --------- -----------
 Provision for loan and lease losses     $2,506    $2,515        -0.4%
 Loans charged off                        3,119     1,994        56.4
 Loan recoveries                          1,994     1,375        45.0
 Net loan and lease losses                1,125       619        81.7
 Net losses to average loans and leases    0.07%     0.05%

(a) Excludes loans held for sale
NM - Not meaningful


                    TAXABLE EQUIVALENT YIELDS/RATES

                                                Three Months Ended
                                           June 30, March 31, June 30,
                                             2004      2004     2003
                                           -------- --------- --------
Interest income:
 Interest and fees on loans                   5.55%     5.65%    6.03%
 Interest on securities:
   Taxable                                    3.91      3.80     4.09
   Non-taxable                                6.10      6.54     7.43
 Total interest earning assets                5.08      5.17     5.48

Interest expense:
 Interest on deposits                         1.52      1.61     2.00
 Interest on short-term borrowing             1.79      1.63     1.83
 Interest on long-term debt                   3.27      3.38     3.87
 Total interest bearing liabilities           1.66      1.73     2.08
 Net interest spread                          3.42      3.44     3.40
 Net interest margin                          3.64      3.66     3.64


                                                      Six Months Ended
                                                         June 30,
                                                     -----------------
                                                        2004     2003
                                                     --------  -------
Interest income:
 Interest and fees on loans                             5.60%    6.11%
 Interest on securities:
   Taxable                                              3.86     4.28
   Non-taxable                                          6.30     7.26
 Total interest earning assets                          5.12     5.60

Interest expense:
 Interest on deposits                                   1.56     2.09
 Interest on short-term borrowing                       1.71     1.98
 Interest on long-term debt                             3.32     3.95
 Total interest bearing liabilities                     1.69     2.16
 Net interest spread                                    3.43     3.44
 Net interest margin                                    3.65     3.69


                STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                                                        As of June 30,
                                                       ---------------
                                                         2004    2003
                                                       ------- -------

Stockholders' Equity:
 Equity to assets                                        8.58%   6.91%
 Leverage ratio                                          7.34    7.17
 Book value per common share (a)                       $27.48  $21.02
 Tangible book value per common share (a)(b)            18.63   18.14
 Ending shares outstanding                             15,420  12,796

(a) Includes a cumulative mark to market adjustment to equity of $(0.49) and $0.37 per share at June 30, 2004 and 2003, respectively.
(b) Total equity reduced by intangible assets divided by common shares outstanding.


                         RECONCILIATION TABLE

                          Three Months Ended       Six Months Ended
                               June 30,                June 30,
                       ----------------------- -----------------------
                             2004        2003        2004        2003
                       ----------- ----------- ----------- -----------
 Total revenue            $58,922     $50,909    $111,232     $97,641
 Securities gains               -         (34)          -         (39)
 Disposal of assets           (57)         82         (37)         33
 Net revenue              $58,865     $50,957    $111,195     $97,635

 Net income               $13,244     $10,164     $24,551     $19,689
 Amortization of
  intangibles, net
  of tax                      570         175         903         343
 Cash earnings            $13,814     $10,339     $25,454     $20,032

 Net income per basic
  share                     $0.85       $0.81       $1.66       $1.57
 Amortization of
  intangibles per
  basic share                0.04        0.01        0.07        0.03
 Cash earnings per
  basic share               $0.89       $0.82       $1.73       $1.60

 Net income per
  diluted share             $0.84       $0.80       $1.64       $1.55
 Amortization of
  intangibles per
  diluted share              0.03        0.01        0.06        0.03
 Cash earnings per
  diluted share             $0.87       $0.81       $1.70       $1.58

 Book value              $423,670    $268,916    $423,670    $268,916
 Intangible assets       (136,429)    (36,778)   (136,429)    (36,778)
 Tangible book value     $287,241    $232,138    $287,241    $232,138

 Book value per common
  share                    $27.48      $21.02      $27.48      $21.02
 Effect of intangible
  assets per share          (8.85)      (2.88)      (8.85)      (2.88)
 Tangible book value
  per common share         $18.63      $18.14      $18.63      $18.14

 Average assets        $4,865,953  $3,551,532  $4,529,926  $3,446,495
 Average intangible
  assets                 (136,958)    (22,322)   (105,978)    (21,420)
 Average tangible
  assets               $4,728,995  $3,529,210  $4,423,948  $3,425,075

 Return on average
  assets                     1.09%       1.15%       1.09%       1.15%
 Effect of average
  intangible assets          0.04        0.01        0.03        0.01
 Return on average
  tangible assets            1.13%       1.16%       1.12%       1.16%

 Average equity          $424,519    $246,990    $385,847    $242,652
 Average intangible
  assets                 (136,958)    (22,322)   (105,978)    (21,420)
 Average tangible
  equity                 $287,561    $224,668    $279,869    $221,232

 Return on average
  equity                    12.55%      16.51%      12.80%      16.36%
 Effect of average
  intangible assets          5.97        1.64        4.84        1.59
 Return on average
  tangible equity           18.52%      18.15%      17.64%      17.95%


As previously announced, Alabama National acquired Cypress Bank on February 20, 2004 and Indian River Banking Company (parent of Indian River National Bank) on February 27, 2004. Because the quarter ended June 30, 2004 is the first full quarter for Cypress Bank and Indian River National Bank as Alabama National subsidiaries, a summary income statement for each bank for the 2004 second quarter is provided below:

                       Summary Income Statement
                          Three Months Ended
                             June 30, 2004
                            (in thousands)

                                                     Indian
                                                     River    Cypress
                                                   --------- ---------
 Interest income                                     $7,382    $1,338
 Interest expense                                     1,819       226
 Net interest income                                  5,563     1,112
 Provision for loan and lease losses                     75        11
 Securities gains                                         -         -
 Noninterest income                                   1,224       132
 Noninterest expense                                  3,873       801
 Net income before taxes                              2,839       432
 Income taxes                                         1,061       159
 Net income                                          $1,778      $273

 Amortization of intangibles (net of tax)              $311       $68


           Alabama National BanCorporation and Subsidiaries
            Consolidated Statements of Income (Unaudited)
----------------------------------------------------------------------
                (In thousands, except per share data)

                                    For the three       For the six
                                     months ended       months ended
                                       June 30,           June 30,
                                 ------------------- -----------------
                                      2004     2003     2004     2003
                                 ---------- -------- -------- --------

Interest income:
 Interest and fees on loans and
  leases                           $44,099  $35,947  $84,312  $70,463
 Interest on securities             11,097    8,115   19,852   16,450
 Interest on deposits in other
  banks                                 17       25       28       60
 Interest on trading securities         17       29       35       49
 Interest on Federal funds sold
  and securities purchased
  under resell agreements              167      209      300      333
                                   -------- -------- -------- --------
Total interest income               55,397   44,325  104,527   87,355

Interest expense:
 Interest on deposits               11,263   10,994   21,479   22,140
 Interest on Federal funds
  purchased and securities sold
  under repurchase agreements          963      861    1,960    1,620
 Interest on short-term borrowings     285      442      579      998
 Interest on long-term debt          3,252    2,655    6,205    5,237
                                   -------- -------- -------- --------
Total interest expense              15,763   14,952   30,223   29,995
                                   -------- -------- -------- --------
Net interest income                 39,634   29,373   74,304   57,360
Provision for loan losses            1,278    1,424    2,506    2,515
                                   -------- -------- -------- --------
Net interest income after
 provision for loan losses          38,356   27,949   71,798   54,845

Noninterest income:
 Securities gains                        -       34        -       39
 Gain (loss) on disposition of
  assets                                57      (82)      37      (33)
 Service charges on deposit
  accounts                           4,520    3,491    8,331    6,813
 Investment services income          3,273    6,372    7,180   11,532
 Securities brokerage and trust
  income                             4,197    3,905    8,296    8,023
 Gain on origination and sale of
  mortgages                          3,491    4,615    6,033    7,949
 Bank owned life insurance             683      648    1,410    1,368
 Insurance commissions                 779      854    1,737    1,638
 Other                               2,288    1,699    3,904    2,952
                                   -------- -------- -------- --------
Total noninterest income            19,288   21,536   36,928   40,281

Noninterest expense:
 Salaries and employee benefits     18,992   16,566   36,671   31,858
 Commission based compensation       4,784    6,649    9,549   12,223
 Occupancy and equipment expenses    3,867    3,157    7,365    6,370
 Amortization of intangibles           842      244    1,324      477
 Other                               9,127    7,721   16,874   14,900
                                   -------- -------- -------- --------
Total noninterest expense           37,612   34,337   71,783   65,828
                                   -------- -------- -------- --------

Income before provision for
  income taxes                      20,032   15,148   36,943   29,298
Provision for income taxes           6,788    4,984   12,392    9,609
                                   -------- -------- -------- --------
Net income                         $13,244  $10,164  $24,551  $19,689
                                   ======== ======== ======== ========

Net income per common share
  (basic)                             $.85     $.81    $1.66    $1.57
                                   ======== ======== ======== ========

Weighted average common shares
  outstanding (basic)               15,555   12,570   14,751   12,546
                                   ======== ======== ======== ========

Net income per common share
  (diluted)                           $.84     $.80    $1.64    $1.55
                                   ======== ======== ======== ========

Weighted average common shares
  outstanding (diluted)             15,806   12,745   14,994   12,717
                                   ======== ======== ======== ========


           Alabama National BanCorporation and Subsidiaries
      Consolidated Statements of Financial Condition (Unaudited)
----------------------------------------------------------------------
                 (In thousands, except share amounts)

                                                June 30,    June 30,
                                                   2004        2003
                                               ----------- -----------
Assets
 Cash and due from banks                         $142,667    $130,766
 Interest-bearing deposits in other banks          14,438      17,791
 Federal funds sold and securities purchased
  under resell agreements                          47,191      53,487
 Investment securities (fair value $530,483
  and $360,191, respectively)                     542,829     354,688
 Securities available for sale, at fair value     632,939     486,548
 Loans held for sale                               19,466      95,956
 Loans and leases                               3,200,044   2,431,900
 Unearned income                                   (2,757)     (2,616)
                                               ----------- -----------
 Loans and leases, net of unearned income       3,197,287   2,429,284
 Allowance for loan and lease losses              (43,484)    (35,595)
                                               ----------- -----------
 Net loans and leases                           3,153,803   2,393,689
 Property, equipment and leasehold
  improvements, net                                89,665      76,792
 Goodwill                                         124,328      31,591
 Other intangible assets, net                      12,101       5,187
 Cash surrender value of life insurance            63,241      57,352
 Receivable from investment division customers     49,961     129,316
 Other assets                                      46,820      58,806
                                               ----------- -----------
 Total assets                                  $4,939,449  $3,891,969
                                               =========== ===========

Liabilities and Stockholders' Equity
 Deposits:
   Noninterest bearing                           $574,334    $427,219
   Interest bearing                             3,040,893   2,326,503
                                               ----------- -----------
 Total deposits                                 3,615,227   2,753,722
 Federal funds purchased and securities sold
  under repurchase agreements                     372,029     352,560
 Treasury, tax and loan accounts                      792          33
 Accrued expenses and other liabilities            44,966      59,052
 Payable for securities purchased for
  investment division customers                    47,544     124,488
 Short-term borrowings                             31,333      59,150
 Long-term debt                                   403,888     274,048
                                               ----------- -----------
 Total liabilities                              4,515,779   3,623,053

 Common stock, $1 par, 27,500,000 shares
  authorized; 15,419,936 and 12,819,788 shares
  issued at June 30, 2004 and 2003,
  respectively                                     15,420      12,820
 Additional paid-in capital                       261,301     125,415
 Retained earnings                                154,519     126,504
 Treasury stock at cost, 23,792 at
  June 30, 2003                                         -        (589)
 Accumulated other comprehensive income,
  net of tax                                       (7,570)      4,766
                                               ----------- -----------
 Total stockholders' equity                       423,670     268,916
                                               ----------- -----------
 Total liabilities and stockholders' equity    $4,939,449  $3,891,969
                                               =========== ===========


            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                              Three Months 06/30/04
                                          ----------------------------
                                            Average    Income/  Yield/
                                            Balance    Expense   Cost
                                          ----------- -------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                   $3,201,488  $44,211    5.55%
   Securities:
    Taxable                                1,088,577   10,571    3.91
    Tax exempt                                52,522      797    6.10
   Cash balances in other banks                7,936       17    0.86
   Funds sold                                 66,801      167    1.01
   Trading account securities                  1,381       17    4.95
                                          ----------- --------
       Total earning assets (2)            4,418,705   55,780    5.08
                                          ----------- --------
 Cash and due from banks                     141,724
 Premises and equipment                       94,599
 Other assets                                254,113
 Allowance for loan and lease losses         (43,188)
                                          -----------
        Total assets                      $4,865,953
                                          ===========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts    $728,049   $1,319    0.73
   Savings deposits                          767,314    2,408    1.26
   Time deposits                           1,479,325    7,536    2.05
   Funds purchased                           384,406      963    1.01
   Other short-term borrowings                64,036      285    1.79
   Long-term debt                            400,270    3,252    3.27
                                          ----------- --------
        Total interest-bearing
         liabilities                       3,823,400   15,763    1.66
                                          ----------- --------
 Demand deposits                             564,352
 Accrued interest and other liabilities       53,682
 Stockholders' equity                        424,519
                                          -----------
     Total liabilities and stockholders'
      equity                              $4,865,953
                                          ===========

 Net interest spread                                             3.42%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          40,017    3.64%
                                                               =======
 Tax equivalent adjustment (2)                            383
                                                      --------
 Net interest income/margin                           $39,634    3.61%
                                                      ======== =======

                                              Three Months 06/30/03
                                          ----------------------------
                                            Average    Income/  Yield/
                                            Balance    Expense   Cost
                                          ----------- -------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                   $2,394,732  $36,020    6.03%
   Securities:
    Taxable                                  758,152    7,740    4.09
    Tax exempt                                30,674      568    7.43
   Cash balances in other banks               12,208       25    0.82
   Funds sold                                 65,934      209    1.27
   Trading account securities                  2,700       29    4.31
                                          ----------- --------
       Total earning assets (2)            3,264,400   44,591    5.48
                                          ----------- --------
 Cash and due from banks                      90,102
 Premises and equipment                       73,830
 Other assets                                157,238
 Allowance for loan and lease losses         (34,038)
                                          -----------
        Total assets                      $3,551,532
                                          ===========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts    $511,742   $1,239    0.97
   Savings deposits                          454,108    1,129    1.00
   Time deposits                           1,237,981    8,626    2.79
   Funds purchased                           300,939      861    1.15
   Other short-term borrowings                96,653      442    1.83
   Long-term debt                            275,069    2,655    3.87
                                          ----------- --------
        Total interest-bearing
         liabilities                       2,876,492   14,952    2.08
                                          ----------- --------
 Demand deposits                             364,456
 Accrued interest and other liabilities       63,594
 Stockholders' equity                        246,990
                                          -----------
     Total liabilities and stockholders'
      equity                              $3,551,532
                                          ===========

 Net interest spread                                             3.40%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          29,639    3.64%
                                                               =======
 Tax equivalent adjustment (2)                            266
                                                      --------
 Net interest income/margin                           $29,373    3.61%
                                                      ======== =======

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.


            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                           Six Months 06/30/04
                                          --------------------
                                            Average    Income/  Yield/
                                            Balance    Expense   Cost
                                          ----------- -------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                   $3,035,506  $84,520    5.60%
   Securities:
    Taxable                                  983,153   18,868    3.86
    Tax exempt                                47,599    1,491    6.30
   Cash balances in other banks                6,707       28    0.84
   Funds sold                                 58,792      300    1.03
   Trading account securities                  1,593       35    4.42
                                          ----------- --------
       Total earning assets (2)            4,133,350  105,242    5.12
                                          ----------- --------
 Cash and due from banks                     131,672
 Premises and equipment                       87,228
 Other assets                                218,848
 Allowance for loan and lease losses         (41,172)
                                          -----------
        Total assets                      $4,529,926
                                          ===========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts    $666,699   $2,428    0.73
   Savings deposits                          679,707    3,643    1.08
   Time deposits                           1,416,340   15,408    2.19
   Funds purchased                           384,831    1,960    1.02
   Other short-term borrowings                68,223      579    1.71
   Long-term debt                            375,831    6,205    3.32
                                          ----------- --------
        Total interest-bearing
         liabilities                       3,591,631   30,223    1.69
                                          ----------- --------
 Demand deposits                             506,548
 Accrued interest and other liabilities       45,900
 Stockholders' equity                        385,847
                                          -----------
     Total liabilities and stockholders'
      equity                              $4,529,926
                                          ===========

 Net interest spread                                             3.43%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          75,019    3.65%
                                                               =======
 Tax equivalent adjustment (2)                            715
                                                      --------
 Net interest income/margin                           $74,304    3.62%
                                                      ======== =======

                                           Six Months 06/30/03
                                          --------------------
                                            Average    Income/  Yield/
                                            Balance    Expense   Cost
                                          ----------- -------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                   $2,329,948  $70,606    6.11%
   Securities:
    Taxable                                  739,552   15,704    4.28
    Tax exempt                                31,412    1,130    7.26
   Cash balances in other banks               11,371       60    1.06
   Funds sold                                 52,289      333    1.28
   Trading account securities                  2,434       49    4.06
                                          ----------- --------
       Total earning assets (2)            3,167,006   87,882    5.60
                                          ----------- --------
 Cash and due from banks                      89,227
 Premises and equipment                       73,553
 Other assets                                150,307
 Allowance for loan and lease losses         (33,598)
                                          -----------
        Total assets                      $3,446,495
                                          ===========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts    $505,412   $2,551    1.02
   Savings deposits                          430,245    2,177    1.02
   Time deposits                           1,198,762   17,412    2.93
   Funds purchased                           294,602    1,620    1.11
   Other short-term borrowings               101,673      998    1.98
   Long-term debt                            267,661    5,237    3.95
                                          ----------- --------
        Total interest-bearing
         liabilities                       2,798,355   29,995    2.16
                                          ----------- --------
 Demand deposits                             343,568
 Accrued interest and other liabilities       61,920
 Stockholders' equity                        242,652
                                          -----------
     Total liabilities and stockholders'
      equity                              $3,446,495
                                          ===========

 Net interest spread                                             3.44%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          57,887    3.69%
                                                               =======
 Tax equivalent adjustment (2)                            527
                                                      --------
 Net interest income/margin                           $57,360    3.65%
                                                      ======== =======

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.
(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.

    CONTACT: Alabama National BanCorporation, Birmingham
             John H. Holcomb III, 205-583-3648
             or
             William E. Matthews, V, 205-583-3650